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ABX

                         UBS RMA MONEY MARKET PORTFOLIO
      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 30, 2004

                                                                    July 1, 2005
Dear Investor:

This is a supplement to the Prospectus and Statement of Additional Information ("SAI") for the UBS RMA Money Market Portfolio (the "Fund"). In June, the Fund's shareholders approved the adoption of a Shareholder Services Plan (the "Plan"). Under the Plan, the Fund will pay a separate fee for shareholder services. Fees under the Plan will be paid to UBS Global Asset Management (US) Inc. ("UBS Global AM") as distributor of the Fund. UBS Global AM then, in turn, pays those fees to UBS Financial Services Inc. in its capacity as a dealer selling Fund shares to its clients. In order to offset the additional fees UBS Financial Services Inc. will receive under the Plan, UBS Financial Services Inc., also the Fund's investment adviser and administrator, has agreed to waive its management fee in an amount designed to offset the amounts payable under the Plan. AS A RESULT, THE PLAN WILL NOT RESULT IN HIGHER TOTAL FEES OR EXPENSES, AND WILL NOT IMPACT THE FUND'S YIELD. The following information about the Plan and fee waiver agreement supplements the section entitled "Expenses and Fee Tables" on page 6 of the Prospectus, and the section entitled "Investment Advisory, Administration and Principal Underwriting Arrangements" on page 59 of the SAI:

   1. Effective July 1, 2005, the Fund pays a 0.125% service fee to its distributor, UBS Global AM. UBS Global AM is paying this service fee to UBS Financial Services Inc., which sells the Fund to its clients. Please note that the Plan permits a service fee at an annual rate of up to 0.15% of the Fund's average daily net assets. However, as allowable, a lower service fee has been agreed upon by the Fund's Board and UBS Global AM.

   2. UBS Financial Services Inc. has agreed to waive a portion of its management fee for as long as the Plan remains in effect. Prior to the Plan's effectiveness, the Fund paid UBS Financial Services Inc. a management fee at the annual rate of 0.50% of the Fund's average daily net assets. Pursuant to a sub-advisory and sub-administration agreement between UBS Financial Services Inc. and UBS Global AM, UBS Financial Services Inc. (not the Fund) pays UBS Global AM fees, computed daily and paid monthly, at an annual rate of 0.08% of the Fund's average daily net assets. Upon implementation of the Plan on July 1, 2005, the fee payable to UBS Financial Services Inc. is reduced to the breakpoint schedule provided below. Given the size of the Fund, this effectively results in the management fee being reduced from 0.50% to 0.375% at current asset levels. The new management fee schedule after giving effect to the waivers is:

      AVERAGE DAILY NET ASSETS                               ANNUAL RATE
      ------------------------                               -----------
      Up to $1 billion                                       0.50%
      In excess of $1 billion up to $1.5 billion             0.44%
      Over $1.5 billion                                      0.36%

   3. UBS Financial Services Inc. has further agreed to cap the Fund's aggregate management and service fees so that the total of these two expenses does not exceed 0.50% of the Fund's average daily net assets. In the event that the Fund's asset levels decrease precipitously, thus putting upward pressure on the effective management fee under the breakpoint schedule above, UBS Financial Services Inc. will cap the management fee to the extent necessary to ensure that the effective management fee rate remains at 0.375%.

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   4. The fee waiver became effective on July 1, 2005, and shall continue unless terminated by a vote of a majority of those directors of the Fund who are not parties to the Fund's management contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such termination, and (ii) by the Fund's Board or by vote of a majority of the outstanding voting securities of the Fund.

                                                                    ZS-143
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   5. The Plan is intended to support shareholder liaison services, such as personal shareholder servicing and maintenance of shareholder accounts, including responding to customer inquiries and providing requested information on investments. UBS Global AM may reallow any or all of the service fees to such dealers as UBS Global AM may from time to time determine. It is currently expected that UBS Global AM will pay all or virtually all of the service fees to UBS Financial Services Inc. The fee may be used to offset UBS Financial Services Inc.'s expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the UBS Financial Services Inc. branch office in which the financial advisor is based. The fee may also be used to pay UBS Financial Services Inc. financial advisors and correspondent firms for shareholder servicing.

   6. The terms of the Plan provide that (1) UBS Global AM will submit to the Board at least quarterly, and the Board will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) such reports shall include information regarding any payments made by UBS Global AM to dealers, including any payments made by UBS Financial Services Inc. or any other clearing dealer to correspondent firms, (3) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (4) payments by the Fund under the Plan may not be materially increased without the affirmative vote of the holders of a majority of the Fund's outstanding voting shares, and (5) while the Plan remains in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors. The Plan may be terminated at any time, without penalty, by a majority of the Independent Directors.

   7. Under the Plan, the Fund is obligated to pay the service fee as compensation for service activities and not as reimbursement for specific expenses incurred. Therefore, even if expenses of servicing shareholder accounts exceed the service fee, the Fund will not be obligated to pay more than the service fee. Similarly, if expenses are less than the fee, the service provider will retain the full service fee and realize a profit. The Fund will pay the service fee until the Plan is terminated or not renewed.

   8. As a result of these changes the "Annual Fund Operating Expenses" chart on page 6 of the prospectus is revised to read as indicated below. PLEASE NOTE THAT THE NET EXPENSES PAID BY THE FUND ARE NOT CHANGING; ALSO, THE DOLLAR AMOUNTS IN THE EXAMPLE FOLLOWING THE TABLE ON PAGE 6 OF THE PROSPECTUS DO NOT CHANGE.

   Annual Fund Operating Expenses (expenses that are deducted from fund assets)

      Management Fees                                       0.50%
      Service Fees                                          0.13%*
      Other Expenses                                        0.10%
                                                            ------
      Total Annual Fund Operating Expenses                  0.73%*
                                                            ======
      Fee Waiver/Expense Reimbursement                      0.13%*
      Net Expenses                                          0.60%*

      ----------
      * The current rate of the service fee is 0.125% but has been rounded to 0.13% for purposes of the table. Effective July 1, 2005, the Fund and UBS Financial Services Inc. have entered into a written fee waiver agreement pursuant to which UBS Financial Services Inc. is contractually obligated to waive a portion of its management fee and/or

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      reimburse the fund so that the fund's aggregate management and service fees do not exceed 0.50%, for as long as the shareholder services plan between the Fund and UBS Global AM remains in effect.

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